
DIGINEX
The next wave of exchange is here

Disclaimer

This Presentation ("Presentation") is prepared by Diginex Limited ("Company") in connection with the proposed acquisition of the Company by 8i Enterprises Acquisition Corp ("JFK") from the stockholders of the Company in exchange for JFK ordinary shares as described in this document. The Presentation is provided for information purposes only and is a summary only of certain key facts and Company plans. This Presentation does not constitute an offer or solicitation or form part of an offer or solicitation of any kind to anyone in any jurisdiction in relation to any securities or other regulated products or services. Without limitation, the Presentation does not constitute an offer or solicitation to make use of any services provided by the Company, and neither this Presentation nor anything contained in it will form the basis of any contract or commitment whatsoever. The contents of this Presentation have not been reviewed by any regulatory authority in any jurisdictions. You are advised to exercise caution in relation to any offer to invest in the Company. If you are in any doubt about any of the contents of this Presentation, you should obtain independent professional advice. In Hong Kong, no securities of the Company may be offered to the public unless a prospectus in connection with the offering for sale or subscription of such securities has been authorized by the Stock Exchange of Hong Kong Limited for registration by the Registrar of Companies in Hong Kong under the provisions of the Companies (Winding Up and Miscellaneous Provisions) Ordinance (Cap.32 of the Laws of Hong Kong), and has been so registered, unless a relevant exemption applies. This Presentation has not been registered by the Registrar of Companies in Hong Kong pursuant to the Companies (Winding Up and Miscellaneous Provisions) Ordinance (Chapter 32) of the Laws of Hong Kong ("CWMO"). Statements contained herein as to the content of any agreement or other document are summaries and, therefore, are necessarily selective and incomplete and are qualified in their entirety by the actual agreements or other documents. We do not expect to update or otherwise revise this Presentation or other materials supplied herewith. The delivery of this Presentation at any time does not imply that the information contained herein is correct as of any time subsequent to the date of this Presentation. This Presentation may not be reproduced or used for any purpose other than for the recipients' information. Each recipient of this Presentation agrees that all information contained herein is of a confidential, material non-public nature, that it will treat such information in a confidential manner and that it will not, directly or indirectly, use or disclose, or permit its agents or affiliates to use or disclose, any such information without the Company's prior written consent. By accepting this Presentation, you agree that you will not trade any securities based on the information contained herein and you acknowledge that trading on material non-public information may subject you to significant civil and criminal penalties under applicable securities laws. No reliance may be placed for any purpose whatsoever on the information contained in this Presentation or any assumptions made as to its completeness. Any indications of value are for illustrative purposes only and actual values could differ materially. No representation or warranty, express or implied, is given by the Company, any of its subsidiaries or any of their respective advisers, officers, employees or agents, as to the accuracy, reliability or completeness of the information or opinions contained in this Presentation or in any revision of the Presentation or of any other written or oral information made or to be made available to any interested party or its advisers and no responsibility or liability is accepted (and all such liability is hereby excluded for any such information or opinions). No responsibility is accepted for any errors, misstatements in or omissions from this Presentation or for any loss howsoever arising, directly or indirectly, from any use of this Presentation or its contents. The Presentation contains forward-looking statements' within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Words such as "expect", "estimate", "project", "budget", "forecast", "anticipate", "intent", "plan", "may", "will", "could", "should", "believes", "predicts", "potential", "continue", and similar expressions are intended to identify such forward-looking statements. Forward-looking statements in this Presentation include matters that involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this Presentation. Such risk factors include, among others: future operating or financial results; future growth expectations and acquisitions; the ability to complete and recognize the benefits of the proposed acquisition; our performance; specific economic conditions in the United States; changes in laws and regulations; potential liability from future litigation; the diversion of management time on acquisition and integration related issues; modifications or adjustments to our financial statements as a result of applicable securities laws; disruptions to business due to the novel coronavirus pandemic (COVID-19); and general economic conditions. Actual results may differ materially from those contained in the forward-looking statements in this communication and documents filed with the U.S. Securities and Exchange Commission. We undertake no obligation and do not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this communication. You are cautioned not to place undue reliance on these forward looking statements, which speak only as of the date of this communication except as required by law. All forward-looking statements are qualified in their entirety by this cautionary statement. The Company and its subsidiaries intend to operate in full compliance with applicable laws and regulatory and with applicable laws and regulations and obtain the necessary licenses and approvals in key markets. Regulatory licenses and/or approvals are likely to be required in in a number of relevant jurisdictions in which relevant activities may take place. It is not possible to guarantee, and no person makes any assurances, that any such licenses or approvals will be obtained within a particular timeframe or at all. This means that activities of the Company may not be available in certain markets. The information and opinions contained in this Presentation are provided as at the date of this Presentation and are subject to change without notice. Other than those of Diginex, all names, trademarks and logos shown on the presentation and used in the materials herein belong to their respective owners. Nothing contained on this presentation or used in the materials should be construed as granting, by implication, estoppel, or otherwise, any right or license to use any names, trademarks, or logos displayed on the presentation or used in the material without the written permission of such third party8i Enterprises Acquisition Corp, a British Virgin Islands business company ("JFK"), Diginex Limited, a Singapore public company limited by shares ("Singapore NewCo"), DIGITAL INNOVATIVE LIMITED, a British Virgin Islands business company ("BVI NewCo"), and Diginex Limited, a Hong Kong company ("Diginex"), and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of JFK ordinary shares in respect of the proposed transactions described herein (the "Business Combination"). Information about JFK's directors and executive officers and their ownership of JFK's ordinary shares is set forth in JFK's Prospectus, dated March 27, 2019, and Quarterly Report on Form 10-K, dated December 10, 2019, filed with the Securities and Exchange Commission (the "SEC"), as modified or supplemented by any Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement/prospectus included in the Registration Statement on Form F-4/A jointly filed by Singapore NewCo and JFK pertaining to the Business Combination (the "Form F-4"). These documents can be obtained free of charge from the sources indicated below.In connection with the Business Combination described herein, Singapore NewCo has filed the Form F-4, which includes and serves as a proxy statement/prospectus for JFK's shareholders. JFK has mailed the definitive proxy statement/prospectus and a proxy card to each shareholder entitled to vote at the meeting relating to the approval of the Business Combination and other proposals set forth in the proxy statement. INVESTORS AND SECURITY HOLDERS OF JFK ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE BUSINESS COMBINATION THAT JFK WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT JFK, SINGAPORE NEWCO, BVI NEWCO, DIGINEX AND THE BUSINESS COMBINATION. The definitive proxy statement/prospectus and other relevant materials in connection with the Business Combination, and any other documents filed by JFK with the SEC, may be obtained free of charge at the SEC's website (www.sec.gov) or by writing to 8i Enterprises Acquisition Corp, 6 Eu Tong Sen Street, #08-13 The Central, Singapore.

DIGINEX

Diginex is on track to be the first full digital asset ecosystem comprising a crypto exchange to be listed in the U.S.

DIGINEX

Diginex is a digital asset financial services firm built on three core principles


DIGINEX

Cross-industry expertise

Combining experts from across traditional financial services, banking, technology, compliance, consultancy and security service industries

Regulatory-focused and white-hat culture

Delivering robust KYC / AML and a regulatory-focused platform to drive institutional and mainstream adoption

Leading product through innovation

Providing high-quality infrastructure, platform and tools for institutional and retail participants

Institutional adoption of digital assets continues to accelerate …

2020 Institutional Investor Survey[1]



80% believe digital assets are appealing
60% believe that digital assets have a place in today's portfolio
22% have started trading derivatives
36% have already invested in digital assets
Fidelity
DIGITAL ASSETS

Fidelity started adding clients in the first quarter and is now engaged in a full rollout of its custody and trading services for digital assets – a boon to what is a fragmented and complicated industry.

FINANCIAL TIMES — October 2019

"The best profit-maximizing strategy is to own the fastest horse," Jones, the founder of Tudor Investment Corp., said in a market outlook note he entitled 'The Great Monetary Inflation.' "If I am forced to forecast, my bet is it will be Bitcoin…says he has almost 2% of his assets in it."

Bloomberg — May 2020

Bitcoin Meets Banking As U.S. Bank Regulator Permits Cryptocurrency Custody…clarifies that national banks have the authority to provide fiat bank accounts and cryptocurrency custodial services to cryptocurrency business.

Forbes — July 2020

1. Fidelity Digital Assets Institutional Investor Survey, 9 June 2020.

… yet, wide-spread institutional adoption requires several current gaps to be filled

Trusted platforms to trade spot and derivatives in a fair and equitable manner, and custody assets securely and efficiently

Institutional grade architecture delivering stability, speed and connectivity to traditional financial infrastructure

Regulatory focused platforms that ensure compliance to global standards and minimize reputational risk

Derivative products and infrastructure consistent with that found in traditional financial markets

Diginex's ecosystem drives synergies across the group, centered around EQUOS, the company's crypto exchange

ACCESS

Multivenue trading platform, both standalone or supported by industry partners' PMS [1] offerings

STRATEGIC PARTNERS

FIS | ITIVITI

EQUOS

Crypto Exchange

- Operating from Singapore[2]
- Derivative settlement pricing[3]
- Managed accounts[3]
- Cross collateralization[3]
- Efficient portfolio margining[3]
- API: Rest, Websocket, FIX 4.4, and CCXT library

Bletchley Park Asset Management

Multi Manager Fund

- Research & development
- Structured products[3]

DIGIVAULT

Certified secure cold and warm custody solutions

CREST | Cyber Essentials

1. PMS refers to Portfolio Management Systems
2. EQUOS is operating in Singapore under an exemption under the Payment & Services Act. Applies only to the Virtual Currency (Spot) Exchange
3. Part of 4Q20 product roadmap

Diginex & 8i Enterprises Acquisition Corp: Transaction Overview

Pro-Forma share capitalization table[1] (m)

Diginex shareholders	25.0
8i public shareholders	5.8
8i sponsor	1.9
Service providers[3]	1.8
Rights conversion	0.6
Pro-Forma shares on issue (m)	**35.1**


Service providers
Rights conversion
2%
8i sponsor
5%
5%
8i public shareholders
71%
Diginex Shareholders

Pro-forma valuation[1]

8i (Nasdaq: JFK) share price[2]	$10.00
Pro-Forma shares on issue (m)	35.1
Implied equity value (m)	**$351**
Less: net cash[4] (m)	($55)
Enterprise Value (m)	**$296**

Commentary

- The shareholder vote of 8i Enterprises Acquisition Corp ("8i"), the special purpose acquisition company, to approve the business combination with Diginex scheduled for 15th September 2020
- Diginex convertible bond and equity shareholders will receive 25m shares in 8i, the public entity
- Diginex shareholders are also entitled to additional shares under the earn-out agreement, based on certain share price hurdles over specific time periods, as per the share exchange agreement with 8i

1. Assumes no redemption from SPAC shareholders, no exercise of the JFK warrants and conversion of promissory notes into equity. Excludes the Employee Share Option Plan and any future shares to be issued under the earn-out agreement.
2. JFK share price as at August 21, 2020 is US$10.25.
3. Subject to change.
4. Represents cash held in trust of 8i assuming no redemptions, less cash transaction fees.

EQUOS

Introduction to EQUOS Exchange

A Diginex Group Platform

Today, crypto derivatives volumes are approximately 3x spot, where traditional markets like FX see derivatives volumes dwarfing spot at over 100x


Long-term Crypto Derivatives Opportunity – At 100x spot, the crypto derivative opportunity would exceed US$400bn

- Current Bitcoin Spot Volumes[1] = US$4.1bn
- Current Bitcoin Derivative Volumes[1] = US$13.9bn

EQUOS

Source: Coin Metrics, Management Estimates
Note: 1. Represents average daily volumes across major exchanges, as per Coin Metrics

EQUOS is a regulatory-focused, institutional-quality exchange, built to meet the significant crypto opportunity

Regulatory-focused and Trusted

- EQUOS operates a spot exchange[1] under temporary exemption from MAS (Singapore) under the Payment Services Act, with full license application submitted in May 2020
- A focus on KYC / AML and strong market surveillance
- Full penetration testing completed by NCC Group, an acclaimed cybersecurity firm

Next Generation Performance

- Native APIs for Websocket, REST, Fix 4.4, and CCXT library
- Highly robust matching engine tested to process over 3 million orders per second
- Co-location options for proximity to EQUOS trading infrastructure

Enhanced Capital Efficiency & Liquidity

- Multiple banking partners
- Robust treasury management
- Portfolio margining[2]
- Cross-asset collateralization[2]

Institutional Infrastructure

- Sub-account functionality for institutional clients
- Segregation of duties, sub accounts: Entity / Member account structures and managed accounts[2]

Notes:
1. Derivative products traded on EQUOS are not regulated by MAS or any other regulator.
2. Product Roadmap.

Expected Product Roadmap

Current	3Q'20	4Q'20	1Q'21	Future Products
• BTC / USDC • ETH / USDC • BTC / ETH • USD / USDC • Low latency matching engine • Full API suite	• Perpetual Swaps on BTC / USDC • Perpetual Swaps on ETH / USDC • On exchange credit	• Cross-asset collateralization • On exchange borrowing / lending • Daily fix on BTC / USDC for settlement of derivatives • Dated Futures	• Options • Managed Accounts • Portfolio-level margining • Automated OTC trading across multiple pairs	• Mobile Application • Additional Futures and Options pairs • Isolated margin, user defined leverage and other retail enhancements • Further volatility products

Despite gaps in regulation or limited product offerings, several exchanges trade at multi-billion-dollar valuations

	EQUOS (A Diginex Group Company)	FTX	Liquid	kraken	coinbase	BINANCE
Launched	2020	2019	2014	2013	2012	2017
Primary Location	Singapore	Antigua and Barbuda	Japan	U.S.	U.S.	Malta
Global Financial Centre[1]	✓	X	✓	✓	✓	X
Valuation[2] (US$)	$351m	$1bn	$1bn	$4bn	$8bn	$20bn
Derivatives	✓	✓	✓	✓	X	✓

Source: Daily Volumes as per Coinmarketcap.com

1. Global Financial Centre is defined as per the Global Financial Centres Index March 2020 Report (https://www.longfinance.net/media/documents/GFCI_27_Full_Report_2020.03.26_v1.1_.pdf).
2. Company estimates. Kraken valuation 16 Dec 2018; Coinbase valuation: 30 Oct 2018 from CoinDesk; Liquid valuation: 3 Apr 2019; FTX valuation: 25 Feb 2020 from CoinDesk. Diginex Valuation represents the pro-forma equity value of Diginex as per page 7, which assumes a US$10 JFK share price, no redemption of shares in JFK trust and no exercise of warrants.

Exchanges operating from Global Financial Centres trade at significant valuation premiums

Valuation[1] / Average Daily Trading Volumes ("ADV") – Relative Multiples


1.5x
2.9x
8.0x
13.3x
13.7x
FTX
BINANCE
kraken
Liquid
coinbase
Not located in a Global Financial Centre
Located in a Global Financial Centre

Source: Daily Volumes as per Coinmarketcap.com

1. Company estimates. Kraken valuation 10 Dec 2018; Coinbase valuation: 30 Oct 2018 from CoinDesk; Liquid valuation: 3 Apr 2019; FTX valuation: 25 Feb 2020 from CoinDesk

Diginex brings significant derivative expertise to digital assets

Executive Committee members and business leaders with deep financial services and derivative expertise



Chi-Won Yoon

CHAIRMAN

Former CEO of UBS AG, Asia Pacific and Vice-Chairman of UBS Wealth Management



Richard Byworth

CHIEF EXECUTIVE OFFICER

Former Managing Director and Head of Multi-strategy Sales at Nomura



Neil Sheppard

COO, FINANCIAL SERVICES

Former Managing Director and Global Head of Equity-linked Research and Trading at Nomura



Shane Edwards

HEAD OF INVESTMENT PRODUCTS

Former Global Head of Structured Products for UBS



Jean El-Khoury

HEAD OF TRADING

Former Managing Director and Head of Equity Trading Asia ex-Japan at Nomura

DIGINEX

To meet the broader opportunity for digital securities, Diginex also delivers origination expertise through EQUOS Capital, leveraging Diginex's broader infrastructure to drive secondary trading and custody services over time



Origination
Secondary Trading
Custody
EQUOS
CAPITAL
EQUOS
DIGIVAULT

EQUOS CAPITAL

Introduction to Capital Markets

A Diginex Group Company

Traditional financial markets have so far escaped the disruption we have seen in other industries

Global Lodging Hospitality	Global Passenger Transportation	Global Retail	Global Capital Markets: Equity and Fixed Income
$1.6tn[1]	$5.7tn[2]	$25tn[3]	$178tn[4]
airbnb	Uber	amazon	DIGINEX

"Digital disruption is changing the provision of services in the [financial] sector, but may also be solving some of the previous competition problems in financial markets, such as high switching costs, or high transaction costs"

OECD — February 2020

"In the next five to 10 years, you could see a financial system where all assets and liabilities are native to a blockchain, with all transactions natively happening on chain"

Goldman Sachs — August 2020

Global market size

1. Reported February 11, 2019 by Deloitte in the report "2019 US Travel and Hospitality Outlook"
2. Reported April 11, 2019 by Uber Technologies in the company's S-1 filing to the SEC
3. Reported June 27, 2019 by eMarketer in the report "Global Ecommerce 2019"
4. SIFMA report "2020 Outlook, Trends in the Capital Markets"
5. OECD (2020), Digital Disruption in Banking and its Impact on Competition. http://www.oecd.org/daf/competition/digital-disruption-in-financial-markets.htm

EQUOS Capital enables the issuance of digital securities and other innovative products[1], that will be supported by EQUOS and DigiVault

EQUOS CAPITAL

- Securitization of traditional assets
- Virtual currency structured products

ACCESS

EQUOS

Bletchley Park

DIGIVAULT

1. Pending regulatory approval.

EQUOS Capital plans to deliver innovative financial products that facilitate growth in digital asset investing across the platform

The Business

- Boutique advisory firm focused on securitization of hard assets, private equity LPs and direct investments leveraging blockchain technology
- Developing customizable, flexible digital securities that promote greater transferability, transparency, and liquidity options
- Protocol agnostic with focus today on Ethereum (ERC 20 and ERC 1400)

Regulatory Status

- Appointed representative of a FCA (UK) regulated entity[1] for Corporate Finance and Securities distribution across 11 markets in Europe
- Signed distribution agreements in Japan and Singapore with license holders for Capital Markets Services. License application underway for the same in Dubai (Category 4)

Key Team Members



Neil Sheppard

COO, FINANCIAL SERVICES

NOMURA



Matthew Blom

SENIOR EXECUTIVE OFFICER, DUBAI

SIGMA



Jordan Gifford-Moore

CAPITAL MARKETS

KING&WOOD MALLESONS

EQUOS CAPITAL

1. Stamark Investment Management Limited


DIGIVAULT
Introduction to Custody
A Diginex Group Company

Digivault is a trusted, and industry-accredited custodian with secure cold and warm solutions validated against UK government backed standards

Digivault Kelvin (cold)

- A secure, industry certified, cold storage solution for digital assets[1] operated from inside the vaults of leading bullion storage provider Malca-Amit
- Hardware and the private keys securing client assets are stored alongside traditional physical assets such as gold and silver

Digivault Helios (warm)

- Helios is Digivault's warm custody solution[1] that is designed to provide high-grade live secure storage
- Delivers logical protection against key duplication and / or theft, hardware protection of networks and secured within multiple high-grade data centres operated by a third-party vendor

Key Team Members



Robert Cooper
CEO, DIGIVAULT
15 years relevant security experience within Ministry of Defence and delivering into the financial sector



James Byrne
CTO, DIGIVAULT
20 years relevant technology experience delivering into some of the largest international banks



Chris Raine
COO, DIGIVAULT
15 years relevant technology experience delivering into some of the largest international banks

1. Applicable only to virtual currency

Bletchley Park
ASSET MANAGEMENT

Introduction to Asset Management

A Diginex Group Company

A regulated institutional-grade asset manager creating investment solutions for the digital asset class

The Business

- Bringing sophisticated due diligence practices from traditional fund of hedge funds to the world of Crypto funds
- Designed to provide an onramp for sophisticated investors seeking alternative sources of alpha and absolute return
- Institutional grade governance processes in place: Operational Due Diligence (ODD), Investment Due Diligence (IDD), Risk and Operations Committee, Investment Committee
- In late stage production of first listed structured investment product, as part of full suite of products catering to different risk and return profiles

Regulatory Status

- Diginex SA became a member of ARIF in Switzerland on 12 December 2019
- Bletchley Park Asset Management holds Type 4 (Advising on Securities) and Type 9 (Asset Management) licenses from the Securities & Futures Commission in Hong Kong

Key Team Members



Shane Edwards
HEAD OF INVESTMENT PRODUCTS
UBS



Thomas Chladek
PORTFOLIO MANAGER
LOMBARD ODIER



Frédéric Bezolles
RESEARCH ANALYST
LOMBARD ODIER


The time for a new exchange is here